UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 6, 2006
AMERCIAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8137 (Commission File Number)	59-6490478 (I.R.S. Employer Identification No.)
3770 Howard Hughes Parkway
Suite 300, Las Vegas, Nevada 89169
(Address of principal executive offices) (zip code)
(702) 735-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 6, 2006, American Pacific Corporation, a Delaware corporation (the “Company”), reached a settlement with its previous Chief Financial Officer, Seth L. Van Voorhees (the “Settlement”). Pursuant to the Settlement, the Company will pay Dr. Van Voorhees $600,000 and the parties shall enter into a standard mutual release. In addition, the Company shall enter into a consulting agreement with Dr. Van Voorhees, for a period of two years, whereby Dr. Van Voorhees may act as a financial advisor to the Company under customary industry terms.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 12, 2006

AMERCIAN PACIFIC CORPORATION

By:	/s/ Dana M. Kelley Name: Dana M. Kelley
Title: Chief Financial Officer